--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 1998

                                Panavision Inc.
            -------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)

              Delaware                             001-12391                             13-3593063
------------------------------------  ------------------------------------  ------------------------------------
    (State or other jurisdiction             (Commission File No.)                    (I.R.S. Employer
          of corporation)                                                           Identification No.)

             6219 De Soto Avenue
         Woodlands Hills, California                                91367
----------------------------------------------  ----------------------------------------------
            (Address of Principal                                 (Zip Code)
              Executive Offices)

Registrant's telephone number, including area code:      (818) 316-1000
                                                         --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

     On January 27, 1998, as part of a private offering (the 'Private Offering'), PX Escrow Corp., a Delaware corporation (the 'Issuer'), distributed in an offering circular pro forma financial information of Panavision Inc., a Delaware corporation ('Panavision' or the 'Company') to a limited group of prospective investors in the Private Offering. The pro forma financial information gives pro forma effect to certain acquisitions by, and recapitalizations of, the Company, including the transactions (the 'Recapitalization') contemplated by the Agreement of Recapitalization and Merger (the 'Recapitalization Agreement'), dated as of December 18, 1997, by and among PX Merger Corporation and PX Holding Corporation, both Delaware corporations, and the Company.

     The Recapitalization Agreement has been previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Current Report on Form 8-K, dated December 18, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired: None

     (b) Pro Forma Financial Information: Unaudited Pro Forma Financial Data of Panavision Inc.

     (c) Exhibits: None.

                       UNAUDITED PRO FORMA FINANCIAL DATA

     The following unaudited pro forma condensed consolidated statement of operations and other data for the nine months ended September 30, 1997 and the twelve months ended September 30, 1997 (the 'LTM Period') give pro forma effect to the June 5, 1997 acquisition (the 'FSG Acquisition') of Visual Action Holdings plc's Film Services Group ('FSG') by the Company and the Recapitalization (including the assumption by the Company of the obligations of the Issuer pursuant to the Private Offering (the 'Panavision Assumption')).
The unaudited pro forma condensed consolidated statement of operations and other data for the year ended December 31, 1996 give pro forma effect to the July 1, 1996 acquisition (the 'Lee Lighting Acquisition') of Lee Lighting Limited by the Company, the May 1996 recapitalization of the Company (the '1996 Recapitalization') (including the Company's November 1996 initial public offering (the 'IPO')), the FSG Acquisition and the Recapitalization (including the Panavision Assumption), in each case, as if such transactions had been consummated on January 1, 1996. The pro forma condensed consolidated balance sheet data as of September 30, 1997 gives pro forma effect to the Recapitalization (including the Panavision Assumption) as if it had been consummated on September 30, 1997. The pro forma financial data assume that an aggregate of 88% of all shares of common stock, par value $.01 per share, of the Company ('Company Common Stock') held by stockholders other than Warburg, Pincus Capital Company, L.P. ('Warburg') is converted into the right to receive cash. The pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable under the circumstances. The summary pro forma financial data do not purport to represent the results of operations or the financial position of Panavision and its subsidiaries that actually would have occurred had the foregoing transactions been consummated on the aforesaid dates.

     The pro forma condensed consolidated statements of operations and other data exclude the following non-recurring charges which will be reflected in the Company's statement of operations in connection with the Recapitalization: (i) $29.3 million relating to the cash settlement of unexercised stock options; (ii) $17.5 million relating to the purchase by the Company of shares acquired through the exercise of certain stock options; (iii) $6.0 million relating to transaction expenses; (iv) $3.9 million increase in the valuation allowance on deferred tax assets in connection with the Recapitalization; and (v) an extraordinary charge of $1.9 million relating to the write-off of deferred financing costs relating to the repayment of borrowings under the existing credit agreement.

     The Recapitalization is being accounted for as a recapitalization of the Company and not as an acquisition which would have been required to be accounted for under the purchase method of accounting.

     The FSG Acquisition has been recorded under the purchase method of accounting, and accordingly, FSG's operating results have been included in the Company's consolidated financial statements since the acquisition date of June 5, 1997. The purchase price of the FSG Acquisition plus direct acquisition-related costs have been allocated based on fair values of the acquired assets and assumed liabilities. This allocation is preliminary and subject to adjustments until the Company completes its review and evaluation of the acquired assets and assumed liabilities. The Company has also provided for lease cancellation costs and severance related to the acquired businesses. Goodwill of approximately $8.9 million was recognized as part of the transaction and is being amortized over 30 years. The amounts for FSG included in the accompanying unaudited pro forma condensed consolidated financial statements for the period ended September 30, 1997, are based on unaudited management information compiled for each FSG operation from January 1, 1997 up to the date of the acquisition, June 4, 1997. The amounts for FSG included in the accompanying unaudited pro forma condensed consolidated financial statements for the year ended December 31, 1996 are based on the consolidated financial statements of FSG. All amounts have been converted into U.S. dollars at the appropriate exchange rates (after adjustment for minor differences between U.K. and the U.S. generally accepted accounting principles, as more fully described in the notes to the FSG financial statements).

                                PANAVISION INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                                  DECEMBER 31, 1996
                                                     ---------------------------------------------------------------------------
                                                            HISTORICAL                 PRO FORMA ADJUSTMENTS
                                                     ------------------------    ----------------------------------
                                                      PANAVISION                      FSG             PANAVISION       PANAVISION
                                                      ADJUSTED(A)       FSG       ACQUISITION      RECAPITALIZATION    PRO FORMA
                                                     -------------    -------    --------------    ----------------    ---------
Revenues..........................................     $ 134,876      $64,728       $ (5,580)(b)       $     --        $194,024
Cost of sales.....................................        66,668       30,765         (5,580)(b)                         91,649
                                                                                        (204)(c)
                                                     -------------    -------    --------------    ----------------    ---------
Gross margin......................................        68,208       33,963            204                            102,375
Operating costs...................................        37,119       29,958            312(d)           1,531(h)       66,527
                                                                                      (2,131)(e)           (262)(h)
                                                     -------------    -------    --------------    ----------------    ---------
Operating income (loss)...........................        31,089        4,005          2,023             (1,269)         35,848
Interest income...................................           331          195                                               526
Interest expense..................................        (5,437)        (878)        (3,321)(f)        (40,198)(i)     (40,198)
                                                                                                          9,636(i)
Foreign exchange gain.............................           368           --                                               368
Other, net........................................        (1,959)          --                                            (1,959)
                                                     -------------    -------    --------------    ----------------    ---------
Income (loss) before income taxes.................        24,392        3,322         (1,298)           (31,831)         (5,415)
Income tax (provision) benefit....................        (4,290)        (609)           237(g)           2,085(g)       (2,577)
                                                     -------------    -------    --------------    ----------------    ---------
Net income (loss) before extraordinary item.......     $  20,102      $ 2,713       $ (1,061)          $(29,746)       $ (7,992)
                                                     -------------    -------    --------------    ----------------    ---------
                                                     -------------    -------    --------------    ----------------    ---------
EBITDA(k)..........................................................................................................    $ 65,291
EBITDA to cash interest expense....................................................................................        2.6x
EBITDA to total interest expense...................................................................................        1.6x
Ratio of earnings to fixed charges(j)..............................................................................          (j)

     See Notes to Unaudited Pro Forma Condensed Consolidated Statements of
                                  Operations.

                                PANAVISION INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                                                NINE MONTHS ENDED
                                                                                                SEPTEMBER 30, 1997
                                                    NINE MONTHS                         ----------------------------------
                                                       ENDED
                                                   SEPTEMBER 30,          FSG                 PRO FORMA ADJUSTMENTS
                                                       1997         JANUARY 1, 1997     ----------------------------------
                                                    PANAVISION             TO                                PANAVISION
                                                    HISTORICAL        JUNE 4, 1997      FSG ACQUISITION   RECAPITALIZATION
                                                   -------------   ------------------   ---------------   ----------------
Revenue..........................................    $ 124,684          $ 27,802            $(1,819)(b)       $     --
Cost of sales....................................       63,731            16,751             (1,819)(b)
                                                                                                (85)(c)
                                                   -------------         -------            -------           --------
Gross margin.....................................       60,953            11,051                 85                 --
Operating costs..................................       36,198            10,488                130(d)           1,148(h)
                                                                                               (500)(e)           (156)(h)
                                                   -------------         -------            -------           --------
Operating income (loss)..........................       24,755               563                455               (992)
Interest income..................................          303                --
Interest expense.................................       (4,566)             (280)            (1,471)(f)        (31,173)(i)
                                                                                                                 6,317(i)
Foreign exchange loss............................         (157)               --
Other, net.......................................          196               276
                                                   -------------         -------            -------           --------
Income (loss) before income taxes................       20,531               559             (1,016)           (25,848)
Income tax (provision) benefit...................       (6,570)             (179)               179(g)           4,555(g)
                                                   -------------         -------            -------           --------
Net income (loss)................................    $  13,961          $    380            $  (837)          $(21,293)
                                                   -------------         -------            -------           --------
                                                   -------------         -------            -------           --------
EBITDA(k)........................................    $  44,112
EBITDA to cash interest expense..................        10.6x
EBITDA to total interest expense.................         9.7x
Ratio of earnings to fixed charges(j)............         4.4x


                                                   PANAVISION
                                                   PRO FORMA
                                                   ----------
Revenue..........................................   $150,667
Cost of sales....................................     78,578

                                                   ----------
Gross margin.....................................     72,089

Operating costs..................................     47,308

                                                   ----------
Operating income (loss)..........................     24,781
Interest income..................................        303
Interest expense.................................    (31,173)

Foreign exchange loss............................       (157)
Other, net.......................................        472
                                                   ----------
Income (loss) before income taxes................     (5,774)
Income tax (provision) benefit...................     (2,015)
                                                   ----------
Net income (loss)................................   $ (7,789)
                                                   ----------
                                                   ----------
EBITDA(k)........................................   $ 50,051
EBITDA to cash interest expense..................       2.6x
EBITDA to total interest expense.................       1.6x
Ratio of earnings to fixed charges(j)............         (j)

                                           NINE MONTHS                THREE MONTHS ENDED DECEMBER 31, 1996
                                              ENDED       ------------------------------------------------------------
                                          SEPTEMBER 30,                                   PRO FORMA ADJUSTMENTS
                                              1997                                  ----------------------------------
                                           PANAVISION     PANAVISION      FSG                            PANAVISION
                                            PRO FORMA     HISTORICAL   HISTORICAL   FSG ACQUISITION   RECAPITALIZATION
                                          -------------   ----------   ----------   ---------------   ----------------
Revenue.................................    $ 150,667      $ 39,588     $  18,000       $(1,415)(b)       $     --
Cost of sales...........................       78,578        19,394        10,298        (1,415)(b)
                                                                                            (51)(c)
                                          -------------   ----------   ----------   ---------------       --------
Gross margin............................       72,089        20,194         7,702            51                 --

Operating costs.........................       47,308        10,014         5,776            78(d)             383(h)
                                                                                           (533)(e)            (87)(h)
                                          -------------   ----------   ----------   ---------------       --------
Operating income (loss).................       24,781        10,180         1,926           506               (296)

Interest income.........................          303           109            33
Interest expense........................      (31,173)       (1,955)         (213)         (837)(f)        (10,139)(i)
                                                                                                             3,005(i)
Foreign exchange gain (loss)............         (157)          469            --
Other, net..............................          472        (2,106)          102
                                          -------------   ----------   ----------   ---------------       --------
Income (loss) before income taxes.......       (5,774)        6,697         1,848          (331)            (7,430)
Income tax (provision) benefit..........       (2,015)       (1,524)         (578)          100              1,565(g)
                                          -------------   ----------   ----------   ---------------       --------
Net loss................................    $  (7,789)     $  5,173     $   1,270       $  (231)          $ (5,865)
                                          -------------   ----------   ----------   ---------------       --------
                                          -------------   ----------   ----------   ---------------       --------

EBITDA(k)...............................    $  50,051
EBITDA to cash interest expense.........         2.6x
EBITDA to total interest expense........         1.6x
Ratio of earnings to fixed charges(j)...           (j)

                                          TWELVE MONTHS
                                              ENDED
                                          SEPTEMBER 30,
                                              1997
                                           PANAVISION
                                            PRO FORMA
                                          -------------
Revenue.................................    $ 206,840
Cost of sales...........................      106,804

                                          -------------
Gross margin............................      100,036
Operating costs.........................       62,939

                                          -------------
Operating income (loss).................       37,097
Interest income.........................          445
Interest expense........................      (41,312)

Foreign exchange gain (loss)............          312
Other, net..............................       (1,532)
                                          -------------
Income (loss) before income taxes.......       (4,990)
Income tax (provision) benefit..........       (2,452)
                                          -------------
Net loss................................    $  (7,442)
                                          -------------
                                          -------------
EBITDA(k)...............................    $  69,192
EBITDA to cash interest expense.........         2.7x
EBITDA to total interest expense........         1.7x
Ratio of earnings to fixed charges(j)...           (j)

     See Notes to Unaudited Pro Forma Condensed Consolidated Statements of
                                  Operations.
                                       6

                                PANAVISION INC.

  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

(a) As more fully described in the Company's financial statements for the year ended December 31, 1996, the Company effected a recapitalization transaction

    (the '1996 Recapitalization') in May 1996, and acquired substantially all of the assets of Lee Lighting Limited ('Lee Lighting') effective July 1, 1996 (the 'Lee Lighting Acquisition'). The Company completed an initial public offering ('IPO') of its common stock, resulting in net proceeds of $61.6 million, which were used to repay certain debt.

   The Lee Lighting Acquisition was recorded under the purchase method of accounting, and accordingly, Lee Lighting's operating results have been included in the Company's financial statements from the effective date of the acquisition (July 1, 1996).

   The Panavision Adjusted column in the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1996 set forth above, reflects the effects of the Lee Lighting Acquisition, the 1996 Recapitalization and the IPO, as if they had occurred at the beginning of the period presented.

                                         HISTORICAL                         PRO FORMA ADJUSTMENTS
                                 --------------------------    ------------------------------------------------
                                               LEE LIGHTING                    LEE LIGHTING          1996          PANAVISION
                                 PANAVISION    JAN-JUNE(1)     ELIMINATIONS    ACQUISITION     RECAPITALIZATION     ADJUSTED
                                 ----------    ------------    ------------    ------------    ----------------    ----------
Revenues.......................   $124,638       $ 10,400        $   (162)       $     --          $     --         $134,876
Cost of sales..................     59,473          7,531            (336)             --                --           66,668
                                 ----------    ------------    ------------    ------------        --------        ----------
Gross margin...................     65,165          2,869             174              --                --           68,208
Operating costs................     34,998          1,981                                               140(2)        37,119
                                 ----------    ------------    ------------    ------------        --------        ----------
Operating income (loss)........     30,167            888             174              --              (140)          31,089
Interest income................        747              9                              --              (425)(3)          331
Interest expense...............     (8,182)        (2,784)                          2,784(4)         (1,104)(5)       (5,437)
                                                                                                      3,849(6)
Foreign exchange gain..........        368                                                                               368
Other, net.....................     (1,793)             8            (174)                                            (1,959)
                                 ----------    ------------    ------------    ------------        --------        ----------
Income (loss) before non-
  controlling partners'
  interest in Panavision
  International, L.P. ('PILP')
  and income taxes.............     21,307         (1,879)             --           2,784             2,180           24,392
Non-controlling partners'
  interest in PILP.............     (4,500)                                            --             4,500(7)            --
                                 ----------    ------------    ------------    ------------        --------        ----------
Income before income taxes.....     16,807         (1,879)             --           2,784             6,680           24,392
Income tax provision...........     (3,536)                                          (300)(8)          (454)(8)       (4,290)
                                 ----------    ------------    ------------    ------------        --------        ----------
Net income (loss) before
  extraordinary item...........   $ 13,271       $ (1,879)       $     --        $  2,484          $  6,226         $ 20,102
                                 ----------    ------------    ------------    ------------        --------        ----------
                                 ----------    ------------    ------------    ------------        --------        ----------


------------------
   (1) Represents Lee Lighting's operating results for the first six months ended June 30, 1996. Operating results of Lee Lighting have been included with the Company's historical results under the Panavision historical column since the effective date of the acquisition (July 1, 1996).
   (2) To reflect the amortization of deferred financing costs incurred in connection with the 1996 Recapitalization.
   (3) To reflect lower interest income earned due to the use of cash in the 1996 Recapitalization.
   (4) To reflect the elimination of Lee Lighting's historical interest expense as the underlying borrowing was not assumed by the Company.
   (5) To reflect higher interest expense due to additional borrowings required for the 1996 Recapitalization.
   (6) To reflect the elimination of historical interest expense related to the debt assumed to be repaid using proceeds from the IPO.
   (7) To reflect the elimination of non-controlling partners' interest in PILP.
   (8) To adjust the pro forma tax provision to reflect the tax effect of the pro forma adjustments including the recognition of tax benefits which had previously been allocated to the non-controlling partners in PILP.

(b) To eliminate intercompany revenues between the Company and FSG and the related cost of sales.

(c) To adjust depreciation expense for the revaluation of assets and to conform estimated useful lives.

(d) To reflect the amortization of goodwill resulting from the FSG Acquisition.

(e) To eliminate management fees paid to Visual Action Holdings, plc.

(f) To reflect higher interest expense due to additional borrowings required for the FSG Acquisition.

                                PANAVISION INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                            OPERATIONS--(CONTINUED)
                                 (IN THOUSANDS)

(g) To reflect the tax effects of the pro forma adjustments.

(h) To reflect the elimination of historical deferred charges on debt retired and the amortization of deferred charges on the notes (the 'Notes') and the credit agreement (the 'New Credit Agreement') assumed in connection with the Recapitalization.

(i) To reflect interest expense on the Notes, compounded semiannually, borrowings under the New Credit Agreement and elimination of historical interest expense:


                                                   TWELVE MONTHS ENDED    NINE MONTHS ENDED    THREE MONTHS ENDED
                                                      DECEMBER 31,          SEPTEMBER 30,         DECEMBER 31,
                INTEREST EXPENSE                          1996                  1997                  1996
                                                   -------------------    -----------------    ------------------
Notes at 9.75%..................................         $14,981               $12,260              $  3,834
Revolving Facility at 8.13%.....................           5,024                 3,768                 1,256
Tranche A Term Facility at 8.13%................           7,313                 5,485                 1,828
Tranche B Term Facility at 8.38%................          12,564                 9,423                 3,141
Other fees......................................             316                   237                    80
                                                      ----------          -----------------       ----------
                                                          40,198                31,173                10,139
Interest expense on retired debt................           9,636                 6,317                 3,005
                                                      ----------          -----------------       ----------
  Net interest adjustment.......................         $30,562               $24,856              $  7,134
                                                      ----------          -----------------       ----------
                                                      ----------          -----------------       ----------

   A 0.125% change in the interest rate payable on the outstanding balance would change annual interest expense as follows:

Notes...........................................          $ 188                 $ 141                 $ 47
Revolving Facility..............................             77                    58                   19
Tranche A Term Facility.........................            113                    84                   28
Tranche B Term Facility.........................            187                   140                   47
                                                         ------                ------               ------
                                                          $ 565                 $ 423                 $141
                                                         ------                ------               ------
                                                         ------                ------               ------

(j) For purposes of calculating the ratio of earnings to fixed charges, earnings include income (loss) before income taxes plus fixed charges. Fixed charges consist of interest expense, amortization of debt issuance costs and the interest portion of rent expense. For the Pro forma year ended December 31, 1996, nine months ended September 30, 1997 and the LTM Period, the deficiency of earnings to fixed charges was $5,415, $5,774 and $4,990.

(k) EBITDA is calculated by adding back all depreciation and amortization and net interest expense to income before income taxes.

                                PANAVISION INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                                      SEPTEMBER 30, 1997
                                                                           -----------------------------------------
                                                                            ACTUAL     RECAPITALIZATION    PRO FORMA
                                                                           --------    ----------------    ---------
                                 ASSETS
Current Assets:
  Cash and cash equivalents.............................................   $  9,885       $  144,000(a)    $   6,000
                                                                                             296,829(b)
                                                                                             154,377(c)
                                                                                                 944(d)
                                                                                            (444,145)(e)
                                                                                             (29,264)(f)
                                                                                            (120,626)(g)
                                                                                              (6,000)(h)
  Accounts receivable...................................................     32,016                           32,016
  Inventories...........................................................      8,241                            8,241
  Prepaid expenses and other current assets.............................      4,728                            4,728
                                                                           --------    ----------------    ---------
Total current assets....................................................     54,870           (3,885)         50,985
Property, plant and equipment, net......................................    200,325                          200,325
Deferred tax assets.....................................................      5,364           (3,873)(i)       1,491
Goodwill................................................................      9,456                            9,456
Other...................................................................      6,218            6,000(a)       15,325
                                                                                               5,000(b)
                                                                                              (1,893)(g)
                                                                           --------    ----------------    ---------
                                                                           $276,233       $    1,349       $ 277,582
                                                                           --------    ----------------    ---------
                                                                           --------    ----------------    ---------

             LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable......................................................   $ 12,950       $       --       $  12,950
  Accrued liabilities...................................................     26,318                           26,318
  Current maturities of long-term debt..................................      3,750           (3,750)(g)          --
  Other current liabilities.............................................      3,451                            3,451
                                                                           --------    ----------------    ---------
Total current liabilities...............................................     46,469           (3,750)         42,719
Long-term debt..........................................................    117,142          150,000(a)      452,095
                                                                                             301,829(b)
                                                                                            (116,876)(g)
Deferred income tax liabilities.........................................      4,955                            4,955
Other liabilities.......................................................      2,692                            2,692
Common stock............................................................        181               58(c)           81
                                                                                                   8(d)
                                                                                                (166)(e)
Additional paid-in capital..............................................     76,109          154,319(c)           --

                                                                                                 936(d)
                                                                                            (231,364)(e)
Retained earnings (accumulated deficit).................................     28,936         (212,615)(e)    (224,709)
                                                                                             (29,264)(f)
                                                                                              (1,893)(g)
                                                                                              (6,000)(h)
                                                                                              (3,873)(i)
Foreign currency translation adjustment.................................       (251)                            (251)
                                                                           --------    ----------------    ---------
  Total stockholders' equity (deficit)..................................    104,975         (329,854)       (224,879)
                                                                           --------    ----------------    ---------
                                                                           $276,233       $    1,349       $ 277,582
                                                                           --------    ----------------    ---------
                                                                           --------    ----------------    ---------

     See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

                                PANAVISION INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       (IN THOUSANDS, EXCEPT SHARE DATA)

(a) Reflects the issuance of the Notes, net of the initial purchasers' discount and related fees and expenses under the Private Offering.

(b) Reflects borrowings of $301,829 under the New Credit Agreement, net of related fees and expenses.

(c) Reflects the purchase by PX Holding Corporation of 5.8 million shares of Company Common Stock at $26.69 per share.

(d) Reflects the exercise of stock options prior to the closing of the Recapitalization.

(e) Reflects the conversion of 11.2 million shares of Company Common Stock owned by Warburg into redeemable preferred stock of the Company and the redemption of such stock at a price equivalent to $26.50 in cash per share of Company Common Stock and the purchase of 5.5 million shares from the public and management at a price of $27.00 per share of which $17,547 will be charged to expense in the Company's statement of operations due to the cash settlement of shares acquired through the exercise of certain stock options.

(f) Reflects the cash payment made to settle unexercised options in connection with the Recapitalization which will be charged to expense in the Company's statement of operations.

(g) Reflects the repayment of existing debt of the Company and the write-off of related deferred charges of $1,893.


(h) Reflects fees and expenses related to the Recapitalization which will be charged to expense in the Company's statement of operations.

(i) Reflects the increase in the valuation allowance on deferred tax asset in connection with the Recapitalization.

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act, of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 1998                         By: /s/ William C. Scott
                                                   --------------------------
                                                   William C. Scott
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                       11